Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Apex Resources Group, Inc. (the “Company”) on Form 10-Q for the three month period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, John Rask, Chief Executive Officer and Chief Financial

Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 20th day of June, 2011

/s/ John Rask
John Rask
President, Principal Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and a member of the Board of Directors